Prospectus Supplement
John Hancock Variable Insurance Trust
American Growth-Income Trust (the fund)
Supplement dated June 1, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, Donald D. O’Neal, William L. Robbins and Carlos A. Schonfeld no longer serve as portfolio managers of the fund's master fund, the Growth-Income Fund (the master fund), a series of American Funds Insurance Series. Accordingly, effective immediately, all references to Messrs. O’Neal, Robbins and Schonfeld are removed from the Summary Prospectus.
In addition, effective immediately, Caroline Jones is added as one of the portfolio managers of the master fund.
Effective immediately, Charles E. Ellwein, J. Blair Frank and Keiko McKibben continue to serve as portfolio managers of the master fund and, along with Caroline Jones, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Effective immediately, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:
Caroline Jones
Partner – Capital Research Global Investors
Managed fund since 2024
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.